SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 24, 2006
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp.
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             (Exact name of registrant as specified in its charter)


  Delaware                         001-08798                     11-2621097
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 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)                 Identification
 incorporation)                                                    Number)


 70 Maxess Road, Melville, New York                                11747
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(Address of principal executive offices)                         (Zip Code)


                                 (631) 396-5000
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               (Registrant's telephone number including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 1.01     Entry into a Material Definitive Employment Agreement

     On May 24, 2006, Nu Horizons Electronics Corp. (the "Company") entered into an employment agreement (the "Employment Agreement") with Paul Durando, who is currently serving as a director of the Company and as its Chief Financial Officer. As previously reported in the Company's Form 8-K dated May 5, 2006, Mr. Durando is retiring as an executive officer of the Company effective July 15, 2006. Pursuant to the Employment Agreement, commencing July 15, 2006 Mr. Durando will be employed as a non-executive Vice President of the Company and will receive an annual base salary of $83,500.

     The term of the Employment Agreement commences July 15, 2006, the date on which Mr. Durando will cease serving as an executive officer of the Company, and continues for three years, unless sooner terminated as provided in the Employment Agreement. Upon a termination of Mr. Durando's employment without Cause (as defined in the Employment Agreement), the Company will be required to continue to pay Mr. Durando an amount equal to his current base salary through the remainder of the term of the Employment Agreement. In the case of a termination with Cause, the Company shall have no further obligations to Mr. Durando other than for accrued obligations, if any, as described in the Employment Agreement. Upon termination for death or Disability (as defined in the Employment Agreement), the Company shall pay to Mr. Durando his base salary for a two-year period or, if less, the balance of the term of the Employment Agreement. Except for Mr. Durando's current employment and service as a director and in respect of the Employment Agreement, there is no material relationship between the Company or its affiliates and Mr. Durando.

     Additionally, on May 25, 2006, in connection with the employment of Kurt Freudenberg as an officer effective June 5, 2006 and as the Company's Chief Financial Officer effective July 15, 2006 (as previously reported in the Company's Form 8-K dated May 5, 2006), the Company and Mr. Freudenberg entered into an agreement (the "Agreement") which provides that in the event of the termination of his employment at any time within six months following a "change in control" of the Company (as defined in the Agreement), Mr. Freudenberg will receive a lump sum equal to the amount of his base salary in effect at the time of such event, plus a pro-rata portion of his annual bonus, based on the bonus paid to him for the immediately preceding fiscal year. Except for Mr. Freudenberg's employment with the Company and in respect of the foregoing Agreement, there is no material relationship between the Company or its affiliates and Mr. Freudenberg.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

10.1 Employment Agreement between Nu Horizons Electronics Corp and Paul Durando dated May 24, 2006
10.2 Employment Agreement between Nu Horizons Electronics Corp. and Kurt Freudenberg dated as of May 15, 2006


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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Nu Horizons Electronics Corp.


                                      By: /s/Richard Schuster
                                          ------------------------
                                          Richard Schuster
                                          President


Date: May 25, 2006


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